As filed with the Securities and Exchange Commission on November 14, 2003


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 14, 2003


                       ACTRADE FINANCIAL TECHNOLOGIES LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                       0-18711                  13-3437739
 ------------------------------     ---------------          ------------------
(State or other jurisdiction of    (Commission File           (IRS Employer
       incorporation)                   Number)              Identification No.)

200 COTTONTAIL LANE, VANTAGE COURT SOUTH, SOMERSET, NJ               08873
------------------------------------------------------             --------
     (Address of principal executive offices)                     (Zip Code)

  Registrant's telephone number, including area code:      (732) 868-3100
                                                           --------------


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                                                                               2

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibits.


                  EXHIBIT NO.          DESCRIPTION
                  -----------          -----------

                  99.1                 Actrade Financial Technologies Ltd.
                                       Monthly Operating Statement for the
                                       period October 1, 2003 through October
                                       31, 2003

                  99.2 Actrade Capital Inc. Monthly Operating Statement for the period October 1, 2003 through October 31, 2003

ITEM 9.  REGULATION FD DISCLOSURE.

         On October 30, 2003, Actrade Financial Technologies Ltd. (the "Company") and one of its direct U.S. subsidiaries, Actrade Capital Inc. ("Capital"), received approval from the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") of their disclosure statement which outlines the final liquidation plans of the Company and Capital for a distribution of assets to creditors and shareholders. In addition, the Bankruptcy Court set a plan confirmation hearing for December 15, 2003 at 11:00 a.m. As disclosed in the Company's Current Report on Form 8-K dated September 26, 2003, no assurance can be given that the chapter 11 plan will be accepted by the creditors or equity holders of the Company and Capital or approved by the Bankruptcy Court.

         Separately, on November 14, 2003, the Company and Capital each filed a monthly operating statement for the period October 1, 2003 through October 31, 2003 (together, the "Operating Reports") with the Bankruptcy Court. Copies of the Operating Reports of the Company and Capital are filed as Exhibits 99.1 and
99.2 hereto and incorporated by reference herein.

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                                                                               3

LIMITATION ON INCORPORATION BY REFERENCE

         In accordance with General Instruction B.2 of Form 8-K, the information in this Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

CAUTIONARY STATEMENT REGARDING FINANCIAL AND OPERATING DATA

         The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports. The Operating Reports contain financial statements and other financial information that has not been audited by independent accountants and may be subject to future revision, reconciliation and adjustment. The Operating Reports are in a format prescribed by applicable bankruptcy laws and should not be used for investment purposes. The Operating Reports contain information for periods different from those required in the Company's reports pursuant to the Exchange Act, and that information might not be indicative of the Company's or Capital's financial condition or operating results for the period that would be reflected in the Company's or Capital's financial statements or in the Company's reports pursuant to the Exchange Act. Results set forth in the Operating Reports should not be viewed as indicative of future results.

         In addition, it should be noted that (a) the Company has not completed its financial statements as of or for the fiscal years ended June 30, 2002 or June 30, 2003, or received its independent public accountants' report thereon or filed with the Securities and Exchange Commission (the "SEC") its Annual Report on Form 10-K for the years ended June 30, 2002 or June 30, 2003, (b) the Company's independent public accountants, Deloitte & Touche LLP, suspended their auditing work on the Company's financial statements for the fiscal year ended June 30, 2002, (c) the Company has not completed its financial statements as of and for the three months ended September 30, 2002, December 31, 2002, March 31, 2003 or September 30, 2003 or filed with the SEC its Quarterly Report on Form 10-Q for the quarters ended September 30, 2002, December 31, 2002, March 31, 2003 or September 30, 2003, and (d) as stated in the Company's December 12, 2002 press release (the "December 12 Release"), the Company's historical financial statements and SEC filings should not, at this time, be relied upon.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

         Certain information contained in this press release constitutes forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Actual results or events may differ materially from those indicated by such forward-looking statements as a result of risks and uncertainties due to the Company's pending litigation and ongoing internal evaluation and regulatory and law

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                                                                               4

enforcement investigations, each as described in the Company's press releases, including the Company's December 12, 2002 and subsequent press releases. Other factors that may cause results or events to differ materially from those indicated by such forward-looking statements include, but are not limited to: uncertainties regarding the possibility of restatements of documents previously filed by the Company with the SEC, including restatements of the Company's financial statements; additional facts found by the Company in connection with the issues that are the subject of an internal evaluation; uncertainties regarding the Company's Chapter 11 bankruptcy process, including whether or not the chapter 11 plan recently filed by the Company and Capital will be accepted by the creditors and equity holders of the Company and Capital or approved by the Bankruptcy Court; uncertainties regarding the Company's ability to collect on all its outstanding collection matters; and those factors discussed in the Company's Form 10-Q for the quarter ending March 31, 2002, which is on file with the SEC. In addition, any forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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                                                                               5

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ACTRADE FINANCIAL TECHNOLOGIES LTD.



                                        By: /s/ John Fioretti
                                            -----------------------------------
                                            Name:   John Fioretti
                                            Title:  Chief Restructuring Officer



Dated: November 14, 2003

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                                                                               6

                                  EXHIBIT INDEX


    EXHIBIT                DESCRIPTION
    -------                -----------

    99.1 Actrade Financial Technologies Ltd. Monthly Operating Statement for the period October 1, 2003 through October 31, 2003

    99.2 Actrade Capital Inc. Monthly Operating Statement for the period October 1, 2003 through October 31, 2003